SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND               1-12803                      04-2458042
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(State or Other Jurisdiction  (Commission File Number)      I.R.S. Employer
  of Incorporation)                                        Identification No.)


321 Railroad Avenue, Greenwich, CT                                 06830
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (203) 863-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01         Other Events.


On May 3, 2005, the Company issued a press release announcing that it has closed a public offering of 650,000 shares of its 7.5% Series D Senior Cumulative Preferred Stock. The shares have a liquidation value of $25.00 per share, have no stated maturity and may be redeemed by the Company at par on or after April 12, 2010. The shares sold in this offering were a further issuance of, form a single class with, and have the same terms as, the Company's outstanding shares of 7.5% Series D Senior Cumulative Preferred Stock originally issued on April 12, 2005. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit No.           Description
                  99.1                  Press release dated May 3, 2005







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                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2005                      URSTADT BIDDLE PROPERTIES INC.
                                        (Registrant)

                                        By: /s/ James R. Moore
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                                        Name:    James R. Moore
                                        Title:   Executive Vice President &
                                        Chief Financial Officer




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                         URSTADT BIDDLE PROPERTIES INC.
                                INDEX TO EXHIBITS


                  Exhibit No.           Description
                  99.1                  Press release dated May 3, 2005